UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03

As a result of the differences between Delaware law and the CBCA, there are differences between the rights of a stockholder of MDC Delaware (as defined below) under Delaware law and the rights of a former holder of MDC Canada (as defined below) common stock under the CBCA. In addition, there are differences between the organizational documents of MDC Delaware and MDC Canada. Information regarding these differences is included in the proxy statement/prospectus filed on Form 424B3 on May 10, 2021 (File No. 333-252829) under the heading “Comparison of Stockholders’ Rights” and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

Completion of Redomiciliation

On July 27, 2021, MDC Partners Inc. (“MDC Canada”), a corporation continued under the laws of Canada, completed its previously disclosed redomiciliation into a new corporation organized under the laws of the State of Delaware (“MDC Delaware”) pursuant to a “continuance” effected in accordance with Section 188 of the CBCA and a concurrent “domestication” effected in accordance with Section 388 of the DGCL.

Each MDC Canada Class A Common Share, each MDC Canada Class B Common Share, each MDC Canada Series 4 Convertible Preference Share and each MDC Canada Series 6 Convertible Preference Share, in each case held by a non-dissenting holder, remain outstanding as a MDC Delaware Class A Common Share, a MDC Delaware Class B Common Share, a MDC Delaware Series 4 Preferred Share or an MDC Delaware Series 6 Preferred Share, respectively. The form of certificate of incorporation of MDC Delaware set forth in Annex Q of the Supplement to the definitive proxy statement/prospectus on Form 424B3, filed as Exhibit 99.2 on Form 8-K of MDC Canada on July 12, 2021, was amended to revise the par value of the shares of common stock and preferred stock of MDC Delaware as follows: each MDC Delaware Class A Common Share will have a par value of $0.001, each MDC Delaware Class B Common Share will have a par value of $0.001, each MDC Delaware Class C common Share will have a par value of $0.00001, each MDC Delaware Series 4 Preferred Share will have a par value of $0.001, each MDC Delaware Series 5 Preferred Share will have a par value of $0.001, each MDC Delaware Series 6 Preferred Share will have a par value of $0.001 and each MDC Delaware Series 7 Preferred Share will have a par value of $0.001.

Copies of MDC Delaware’s certificate of incorporation and by-laws are attached as Exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Incorporation of MDC Delaware, dated July 27, 2021
3.2	By-Laws of MDC Delaware, dated July 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021

MDC Partners Inc.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer